                                                                      Exhibit 99


QUARTERLY REPORT



                                              CENTRA
----------------------------------------------------
                            FINANCIAL HOLDINGS, INC.






                                                                  FOURTH QUARTER
                                                                            2003

TO OUR SHAREHOLDERS:


  Centra continued to achieve both increased growth and earnings for the first quarter of 2003. Total assets grew $108 million from $175 million at March 31, 2002 to $283 million in 2003, or an increase of 62%. Total loans increased from $130 million at March 31, 2002 to $208 million in 2003, or an increase of 60%. This growth was made possible by $92 million in deposit growth from $147 million at March 31, 2002 to $239 million in 2003, or an increase of 62%. Net income also improved from $75,000 in the first quarter of 2002 to $412,000 in the first quarter of 2003.

  Centra's credit quality continues to be exceptional. At quarter end, total past due and nonperforming loans represented only $27,000 of a $208 million portfolio, or .01%. As of March 31, 2003, the allowance for loan losses was $2,720,000 or 1.31% of total loans.

  The Board of Directors has addressed current issues relating to additional financial reporting procedures and new corporate governance guidelines that came about as a result of new federal and state requirements. The audit committee and the nominating committee, working with our external auditors and legal counsel, have taken the appropriate steps to make sure that our investors can be assured that the highest standards of integrity are applied to our operations and governance. Our board has taken very seriously our responsibility to comply with the West Virginia Corporation Act and the federal Sarbanes-Oxley Act. As you have seen in our recent proxy statement, we have added three additional bank directors to the holding company board and have structured the audit committee to include members with considerable financial expertise.

The most recent comparison of all commercial banks started in the United States in 2000 shows that Centra has advanced a full position during the last quarter. A recap of the Rockville, Maryland investment banking firm of Danielson & Associates' compares Centra with all 187 banks that opened that year. Centra ranks quite favorably in this comparison:

#3 in the United States (US) for Asset Growth
#2 among top five banks in the US for profitability (Return on Assets) #2 among top five banks in the US for Return on Equity
#1 of all Mid-Atlantic US banks for Asset Growth

Winston Churchill once said " a kite rises against the wind, not with it," and I believe our company - through 12 interest rate declines, the 9-11 tragedy, an unpredictable economy, a current major military conflict, and continuing fierce industry competition - has demonstrated that over the past three years.

We take pride in our teamwork as we carry out the responsibility to build our company. We invite you: come walk through our lobbies, observe the activity in our banks, and talk to one of our 85 employees. You'll come away with a single understanding...that Centra is infused with the desire to succeed for our customers and our shareholders.

Sincerely

/s/ Douglas J. Leech
Douglas J. Leech
President & CEO

CENTRA FINANCIAL HOLDINGS, INC.
AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME
(Dollars in Thousands, except Per Share Data)

                                                   QUARTER ENDED
                                                      MARCH 31,
                                                 2003           2002
                                               ----------------------
INTEREST INCOME:
Loans, including fees                           $2,951          $2,035
Loans held for sale                                66              47
Securities available-for-sale                     146              75
Interest-bearing bank balances                      6               9
Federal funds sold                                 64              48
                                               ----------------------
     Total interest income                      3,233           2,214

INTEREST EXPENSE:
Deposits                                        1,196             947
Short-term borrowed funds                          24              26
                                               ----------------------
     Total interest expense                     1,220             973
                                               ----------------------
     Net interest income                        2,013           1,241

Provision for loan losses                         345             135
                                               ----------------------
Net interest income after
 provision for loan losses                      1,668           1,106

OTHER INCOME:
Service charges on deposit accounts               144              62
Other service charges and fees                     96              60
Secondary market income                           283             162
Other                                              17              11
                                               ----------------------
     Total other income                           540             295

OTHER EXPENSE:
Salary and employee benefits                      912             598
Occupancy expense                                 192             140
Equipment expense                                 179             139
Advertising                                        62              54
Professional fees                                  25              45
Data processing                                   131              87
Other                                             295             263
                                               ----------------------
     Total other expense                        1,796           1,326

Net income before income taxes                    412              75

INCOME TAXES                                       --              --
                                               ----------------------
     Net income                                $  412          $   75
                                               ======================

Basic earnings per share                       $  .18          $  .05
Diluted earnings per share                     $  .17          $  .04

CENTRA FINANCIAL HOLDINGS, INC.
AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in Thousands, except Share Data)

                                                               MARCH 31
                                                        2003             2002
                                                     --------------------------
ASSETS
Cash and due from banks                              $   2,854        $   5,080
Interest-bearing deposits in other banks                 1,007            2,282
Federal funds sold                                      27,386            8,828
                                                     --------------------------
     Total cash and cash equivalents                    31,247           16,190

Available-for-sale securities, at estimated
 fair value (amortized cost of $28,168
 in 2003 and $23,029 in 2002)                           28,293           23,010

Loans, net of unearned                                 207,961          129,581
Allowance for loan losses                               (2,720)          (1,561)
                                                     --------------------------
     Net loans                                         205,241          128,020

Premises and equipment                                   4,104            4,021

Loans held for sale                                     10,295            1,860

Other assets                                             3,582            2,255
                                                     --------------------------
     Total assets                                    $ 282,762        $ 175,356
                                                     ==========================
LIABILITIES
Deposits
     Non-interest bearing                            $  31,330        $  19,239
     Interest bearing                                  207,469          127,749
                                                     --------------------------
     Total deposits                                    238,799          146,988

Short-term borrowings                                   16,552           13,579

Other liabilities                                        1,107              575
                                                     --------------------------
     Total liabilities                                 256,458          161,142

STOCKHOLDERS' EQUITY
Preferred stock, $1 par value,
 1,000,000 authorized, none issued                           --               --
Common stock, $1 par value, 50,000,000
 authorized, 2,320,550 and 1,600,500
 issued and outstanding                                  2,320            1,600
Additional paid-in capital                              25,419           15,405
Accumulated deficit                                     (1,510)          (2,772)
Accumulated other comprehensive
 income (loss)                                              75              (19)
                                                     --------------------------
     Total equity                                       26,304           14,214
                                                     --------------------------
     Total liabilities and stockholders'
         equity                                      $ 282,762        $ 175,356
                                                     ==========================


                                                                          CENTRA
--------------------------------------------------------------------------------
                                                        FINANCIAL HOLDINGS, INC.


TOTAL ASSETS

June            203,379
September       227,796
December        266,236
March           282,762


TOTAL LOANS

June            152,078
September       167,575
December        186,737
March           207,961


TOTAL DEPOSITS

June            167,596
September       185,135
December        214,868
March           238,799


QUARTERLY NET INCOME

June            180,000
September       317,000
December        353,000
March           412,000

                                                                          CENTRA
--------------------------------------------------------------------------------
                                                        FINANCIAL HOLDINGS, INC.


                                   MORGANTOWN

         990 ELMER PRINCE DR.                           WHARF DISTRICT
            304-598-2000                                 304-292-2000


                               BOARD OF DIRECTORS

                                LAURENCE DeLYNN
                               Retail Consultant

                               ARTHUR GABRIEL(*)
                              Secretary/Treasurer
                             Gabriel Brothers, Inc.

                              DOUGLAS J. LEECH(*)
                      President & Chief Executive Officer
                        Centra Financial Holdings, Inc.
                              & Centra Bank

                              ROBERT E. LYNCH, JR.
                                 Vice-President
                             Davis-Lynch Glass Co.

                                 PAUL F. MALONE
                                   Physician
                       President - Morgantown ENT Clinic

                                WILLIAM MALONEY
                                 Vice President
                            North American Drillers

                               MARK R. NESSELROAD
                            Chief Executive Officer
                              Glenmark Associates

                               PARRY PETROPLUS(*)
                        President Petroplus & Associates

                                MILAN PUSKAR(*)
                                    Chairman
                                Mylan Labs, Inc.

                                THOMAS P. ROGERS
                                 Chairman & CEO
                              Thoughtfulness, Inc.

                                PAUL T. SWANSON
                                    Chairman
                         CWS Inc., and Swanson Plating

                                 RITA D. TANNER
                        Realtor; Dorsey & Kiger Realtors

                             BERNARD G. WESTFALL(*)
                            Retired President & CEO
                            WV United Health Systems

(*) Director of Centra Financial Holdings, Inc.



                                   MARTINSBURG

           300 FOXCROFT AVE.                     500 WILLIAMSPORT PIKE
            304-262-6500                               304-260-9207

                               BOARD OF DIRECTORS


                             KENNETH L. BANKS, DDS
                               General Dentistry

                             JAMES W. DAILEY, II(*)
                                   President
                          W. Harley Miller Contractors

                               DEBORAH J. DHAYER
                                     Owner
                              Eddies Tire Service

                                 TERRY W. HESS
                                   President
                          Virginia Honey Company, Inc.

                               MICHAEL B. KELLER
                                    Attorney
                        Bowles Rice McDavid Graff & Love

                                DOUGLAS J. LEECH(*)
                      President & Chief Executive Officer
                        Centra Financial Holdings, Inc.

                               ROBERT A. McMILLAN
                                   President
                         Jefferson Distributing Company

                              JOHN M. MILLER, III
                                     Owner
                          John Miller Orchard Company
                                 Vice-Chairman
                           Farmers & Mechanics Mutual
                                 Insurance Co.

                              JEFFREY S. PETRUCCI
                         President Heiston Supply Inc.

                                 D. SCOTT ROACH
                       President, R.M. Roach & Sons, Inc.

                            ROBERT S. STRAUCH, M.D.
                                    Surgeon

(*) Director of Centra Financial Holdings, Inc.